                                                                   EXHIBIT 10.23

                                 AMENDMENT NO. 2

                                       TO

                                CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 (the "Amendment"), dated as of December 27, 2001 among MediaNews Group, Inc. (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank") and The Bank of New York, as Administrative Agent (the "Administrative Agent").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement dated as of May 12, 1999, as amended and restated as of January 2, 2001 (as amended prior to the date hereof, the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

         WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendments to the Agreement more fully set forth herein; and

         WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments. Upon and after the Amendment Effective Date (as defined in Section 3 hereof):

            (a) Section 4.20 (Ratio of Consolidated Debt to Operating Cash Flow) of the Agreement shall be amended by restating clauses (a) through (e) thereof to read in their entirety as follows:

                "(a) From the Amendment No. 2 Effective Date through June 30,
                     2002: 6.50:1:

                 (b) From July 1, 2002 through September 30, 2002: 6.25:1;

                 (c) From October 1, 2002 through December 31, 2002: 6.00:1;

                 (d) From January 1, 2003 through March 31, 2003: 5.75:1;

                 (e) From April 1, 2003 through June 30, 2003: 5.50:1;

                 (f) From July 1, 2003 through December 31, 2003: 5.25:1;

                 (g) From January 1, 2004 through June 30, 2004: 5.00:1; and

                 (h) From July 1, 2004 and thereafter: 4.75:1;"

            (b) Section 11.01 (Defined Terms) of the Agreement shall be amended by restating the definition of "Base Rate Margin" to read in its entirety as follows:

             "'Base Rate Margin' means, with respect to RC Loans or Term Loans that are Base Rate Loans outstanding on any day during each period beginning on the 45th day of each fiscal quarter and ending on the 45th day of the immediately succeeding fiscal quarter, such percentage as set forth in column A of the following table for RC Loans, and such percentage as set forth in column B of the following table for Term Loans, in each case opposite the applicable ratio of Consolidated Debt to Operating Cash Flow determined as of the end of the fiscal quarter immediately preceding such period:

                                                        Applicable Base
                                                          Rate Margin
                                              -----------------------------------
       Ratio of Consolidated                      A                        B
    Debt to Operating Cash Flow               RC Loans                 Term Loans
    ---------------------------               --------                 ----------

        > or = to 6.00:1                        1.125%                    1.125%

<6.00:1 but           > or = to 5.50:1          0.875%                    1.125%

<5.50:1 but           > or = to 5.00:1          0.500%                    0.875%

<5.00:1 but           > or = to 4.50:1          0.250%                    0.625%

<4.50:1 but           > or = to 4.00:1          0.000%                    0.375%

              <4.00:1                           0.000%                    0.250%

         Notwithstanding the foregoing, if Indebtedness of the Borrower hereunder shall increase or decrease at any time during any such period (as the result of the borrowing of Loans, the drawing under Letters of Credit or the repayment of Loans or such drawings) by an amount sufficient to cause a change in the Base Rate Margin, such change in the Base Rate Margin shall take effect on the day of such increase or decrease in Indebtedness hereunder, as the case may be.

         Notwithstanding the foregoing, the Base Rate Margin applicable to RC Loans and Term Loans for each day during the period from the Amendment No. 2 Effective Date through June 30, 2002, will be 1.125%."

            (c) Section 11.01 (Defined Terms) of the Agreement shall be further amended by restating the definition of "Eurodollar Rate Margin" to read in its entirety as follows:

             "'Eurodollar Rate Margin' means, with respect to RC Loans or Term Loans that are Eurodollar Rate Loans outstanding on any day during any period beginning on the 45th day of each fiscal quarter and ending on the 45th day of the immediately succeeding fiscal quarter, such percentage as set forth in column A of the following table for RC Loans and column B of the following table for Term Loans, in each case opposite the applicable ratio of Consolidated Debt to Operating Cash Flow determined as of the end of the fiscal quarter immediately preceding such period:


                                                       Applicable Eurodollar
                                                            Rate Margin
                                                -----------------------------------
         Ratio of Consolidated                      A                        B
       Debt to Operating Cash Flow               RC Loans                 Term Loans
       ---------------------------               --------                 ----------

           > or = to 6.00:1                        2.375%                    2.375%

  <6.00:1 but           > or = to 5.50:1           2.125%                    2.375%

  <5.50:1 but           > or = to 5.00:1           1.750%                    2.125%

  <5.00:1 but           > or = to 4.50:1           1.500%                    1.875%

  <4.50:1 but           > or = to 4.00:1           1.250%                    1.625%

                <4.00:1                            1.125%                    1.500%

         Notwithstanding the foregoing, if Indebtedness of the Borrower hereunder shall increase or decrease at any time during any such period (as the result of the borrowing of Loans, the drawing under Letters of Credit or the repayment of Loans or such drawings) by an amount sufficient to cause a change in the Eurodollar Rate Margin, such change in the Eurodollar Rate Margin shall take effect on the day of such increase or decrease in Indebtedness hereunder, as the case may be.

         Notwithstanding the foregoing, the Eurodollar Rate Margin applicable to RC Loans and Term Loans for each day during the period from the Amendment No. 2 Effective Date through June 30, 2002, will be 2.375%."

            (d) Section 11.01 (Defined Terms) of the Agreement shall be further amended by adding thereto the following definition in the appropriate alphabetical order:

             "'Amendment No. 2 Effective Date' means December 27, 2001, being the date upon which Amendment No. 2 to this Agreement, dated as of December 27, 2001, became effective in accordance with its terms."

         2. Representations and Warranties. In order to induce the Banks to agree to the amendments set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

             (a) As of the date first referenced above, no Default has occurred and is continuing or would exist immediately after giving effect to the amendments set forth herein; and

             (b) Each of the representations and warranties set forth in Article 3 of the Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 hereof), except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

         3. Effectiveness. This Amendment shall become effective as of the date first referenced above on the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received from the Borrower payment in full of all costs and expenses payable at or prior to such time pursuant to Section 4 hereof, or arrangements satisfactory to the Administrative Agent with respect to the payment of such costs and expenses shall have been made, (b) the Administrative Agent shall have received payment of the amendment fee payable pursuant to Section 4 hereof and (c) the Administrative Agent shall have received this Amendment, executed and delivered by the Borrower, the Required Banks and the Administrative Agent.

         4. Amendment Fee; Payment of Expenses. The Borrower hereby agrees to pay to the Administrative Agent, for the account of each of the Banks who shall have executed and delivered a counterpart of this Amendment on or prior to December 27, 2001, on the Amendment Effective Date, an amendment fee equal to 0.125% of the amount of such Bank's Commitment. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Akin, Gump, Strauss, Hauer & Feld, L.L.P., special counsel for the Administrative Agent.

         5. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

         6. Ratification. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         7. Governing Law. The rights and duties of the Borrower, the Banks and the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         8. Reference to Agreement. From and after the Amendment Effective Date, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                 MEDIANEWS GROUP, INC., as Borrower


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 THE BANK OF NEW YORK,
                                 as Administrative Agent and as a Bank


                                 By:
                                    ------------------------------
                                 Name:    John R. Ciulla
                                 Title:   Vice President


                                 BANK OF AMERICA NT & SA,
                                       as Syndication Agent and as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK,
                                    as Documentation Agent and as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 FLEET NATIONAL BANK,
                                    as Co-Documentation Agent and as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:



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

                                 BANKERS TRUST COMPANY,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 CIBC INC.,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 KEY CORPORATE CAPITAL INC.,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 MELLON BANK, N.A.,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:

                                 PNC BANK NATIONAL ASSOCIATION,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 WELLS FARGO BANK,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 CITIZENS BANK,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 DAI-ICHI KANGYO BANK, LTD.,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:


                                 THE BANK OF NOVA SCOTIA,
                                     as a Bank


                                 By:
                                    ------------------------------
                                 Name:
                                 Title:



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